Exhibit 99.1

First National Corporation Completes Acquisition of The Bank of Fincastle

STRASBURG, VA, July 1, 2021 – First National Corporation (NASDAQ: FXNC) (the “Company” or “First National”), the one-bank holding company of First Bank, announced today that it has completed the acquisition of The Bank of Fincastle (“Fincastle”) effective July 1, 2021 (the “Merger”). Following completion of the Merger, Fincastle was merged with and into First Bank. Pursuant to the previously announced terms of the Merger, each outstanding share of Fincastle common stock is entitled to receive 0.1649 shares of First National’s common stock, or $3.30 in cash, or a combination of stock and cash, subject to election and proration such that the aggregate consideration will consist of 80 percent First National common stock and 20 percent cash. If Fincastle shareholders elect for more than 20 percent of Fincastle’s outstanding shares of common stock to be exchanged for cash consideration, First National has the unilateral right to increase the amount of cash paid up to 22 percent of Fincastle’s outstanding shares of common stock and proportionally decrease the amount of First National common stock issued. As a reminder, Fincastle shareholders are required to make an election regarding the merger consideration no later than 4:00 p.m. Eastern Time on July 7, 2021.

Immediately following the Merger, the former branches of Fincastle assumed in the Merger will continue to operate as The Bank of Fincastle, a division of First Bank, until the systems integration is completed in October 2021. With the addition of Fincastle, the Company would have had approximately $1.2 billion in assets, $868 million in loans and $1.1 billion in deposits on a combined pro-forma basis at December 31, 2020.

“We are pleased to announce the completion of the merger with The Bank of Fincastle and excited to be joining forces with a team of dedicated local bankers committed to their customers and communities,” stated Scott Harvard, President and Chief Executive Officer of the Company. Harvard continued, “We believe that our combined companies will provide significantly more resources to small business customers across all of our markets while positively impacting our communities like we have for our combined two centuries in business. Since 1875 in Fincastle and 1907 in Strasburg, our companies have a legacy of service unmatched by most banks in Virginia. We look forward to working with our employees and customers to continue the legacy.”

About First National Corporation

First National Corporation (NASDAQ: FXNC) is the parent company and bank holding company of First Bank, a community bank that first opened for business in 1907 in Strasburg, Virginia. First Bank offers loan and deposit products and services through its website, www.fbvirginia.com, its mobile banking platform, a network of ATMs located throughout its market area, one loan production office, a customer service center in a retirement community, and 20 bank branch office locations located throughout the Shenandoah Valley, the central regions of Virginia, the city of Richmond, and the Roanoke, Virginia market. In addition to providing traditional banking services, First Bank operates a wealth management division under the name First Bank Wealth Management. First Bank also owns First Bank Financial Services, Inc., which invests in entities that provide investment services and title insurance.

Forward Looking Statements

Certain information contained in this communication may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to our plans, objectives, expectations and intentions, are not historical facts, and are identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “continue,” and “projects,” as well as similar expression. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, including the rapidly changing uncertainties related to the COVID-19 pandemic and its potential adverse effect on the economy, our employees and customers, and our financial performance. In addition to factors previously disclosed in the reports filed by the Company with SEC, additional risks and uncertainties may include, but are not limited to: (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger on customer, supplier, employee or other business partner relationships, (3) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, (4) reputational risk and the reaction of each of the parties’ customers, suppliers, employees or other business partners to the Merger, (5) the risks relating to the integration of Fincastle’s operations into the operations of First Bank, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (6) the risk of expansion into new geographic or product markets, (7) the dilution caused by the Company’s issuance of additional shares of its common stock in the Merger, and (8) general competitive, economic, political and market conditions.

Additional factors that could cause results to differ materially from those described above can be found in the risk factors described in Item 1A. of the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2020 and in the joint proxy statement of First National and Fincastle and the prospectus of First National regarding the Merger that was filed with the SEC on April 27, 2021 pursuant to Rule 424(b)(3) by the Company. All subsequent written and oral forward-looking statements concerning the Company, Fincastle or any person acting on their behalf is expressly qualified in their entirety by the cautionary statements above. Neither the Company nor Fincastle undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information About the Merger and Where to Find It

The Company has filed relevant documents concerning the Merger with the SEC, including a registration statement on Form S-4 which includes a joint proxy statement of First National and Fincastle and a prospectus of First National. Shareholders of Fincastle can obtain a free copy of the joint proxy statement of First National and Fincastle and the prospectus of First National, as well as other filings by the Company, at the SEC’s internet site (http://www.sec.gov). Copies of the joint proxy statement of First National and Fincastle and the prospectus of First National and the filings with the SEC that are incorporated by reference in the joint proxy statement of First National and Fincastle and the prospectus of First National can also be obtained, without charge, by directing a request to Scott C. Harvard, First National Corporation, 112 West King Street, Strasburg, Virginia 22657, or by telephone at (540) 465-9121.

SHAREHOLDERS OF FINCASTLE ARE URGED TO READ THE JOINT PROXY STATEMENT OF FIRST NATIONAL AND FINCASTLE AND THE PROSPECTUS OF FIRST NATIONAL AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.

Contacts

Scott C. Harvard	M. Shane Bell
President and CEO	Executive Vice President and CFO
(540) 465-9121	(540) 465-9121
sharvard@fbvirginia.com	sbell@fbvirginia.com